UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12
STERLING BANKS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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3100 Route 38
Mount Laurel, New Jersey 08054

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Tuesday, April 22, 2008

To Our Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Sterling Banks, Inc. (the “Company”) will be held at the Company’s headquarters office, 3100 Route 38, Mount Laurel, New Jersey, on Tuesday, April 22, 2008 at 5:00 p.m., E.D.T. for the following purposes:

1.	to elect fourteen (14) persons to the Board of Directors to hold office for a one-year term or until their successors are duly elected and qualified;

2.	to approve the Sterling Banks, Inc. 2008 Employee Stock Option Plan;

3.	to approve the Sterling Banks, Inc. 2008 Director Stock Option Plan; and

4.	to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Shareholders of record as of the close of business on March 14, 2008 are entitled to notice of and to vote at the Annual Meeting.

You are invited to attend the Annual Meeting.  Please carefully read the attached Proxy Statement for information regarding the matters to be considered and acted upon at the Annual Meeting.  We hope that you will attend the Annual Meeting.

It is important that your shares are represented at the meeting regardless of the number of shares that you hold.  Whether or not you expect to attend the meeting in person, please sign, date and promptly return the enclosed proxy in order that the presence of a quorum may be assured.  A self-addressed envelope is enclosed for your convenience; no postage is required if mailed in the United States.

By order of the Board of Directors,

R. Scott Horner
Secretary

Mount Laurel, New Jersey March 25, 2008

The date of this Proxy Statement is March 25, 2008 and will first be sent or given to shareholders on March 31, 2008.

STERLING BANKS, INC.
3100 Route 38
Mount Laurel, New Jersey 08054

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD April 22, 2008

The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company to use at the Company’s Annual Meeting of Shareholders to be held on Tuesday, April 22, 2008 at 5:00 P.M., E.D.T., at the Company’s headquarters, 3100 Route 38, Mount Laurel, New Jersey, and at any postponement or adjournment thereof.

At the Annual Meeting, shareholders will consider and vote upon the election of fourteen directors, the approval of the employee stock option plan and the approval of the director stock option plan.  The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.

VOTING SECURITIES, RECORD DATE AND QUORUM

Record Date.  The Board of Directors has fixed the close of business on March 14, 2008 as the record date for the determination of those shareholders who are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.  The Company had 5,843,362 shares of common stock outstanding at the close of business on the record date.

Quorum.  The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast at the Annual Meeting, or 2,921,682 shares, constitutes a quorum for the Annual Meeting.  Abstentions and broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) are not counted as votes cast on any matter to which they relate but are counted in determining the presence of a quorum.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Voting Rights.  Shareholders who execute proxies retain the right to revoke them at any time.  Unless so revoked, the shares represented by signed proxies will be voted at the Annual Meeting and all adjournment thereof.  Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting.  A proxy will not be voted if a shareholder attends the Annual Meeting and votes in person.  Proxies solicited by the Board of Directors will be voted as specified thereon.  If there are not sufficient votes to approve one or more of the proposals, the Board of Directors of the Company may adjourn the meeting to allow for solicitation of additional proxies.

The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting.  If no specification is made, signed proxies will be voted “FOR” the nominees for Director, “FOR” the approval of the employee stock option plan and “FOR” the approval of the director stock option plan as set forth herein.

The Board of Directors is not aware of any additional matters that will be presented for consideration at the Annual Meeting.  Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournment thereof.

With respect to Proposal I, the election of directors, the proxy provided by the Board of Directors of the Company allows a shareholder to vote for the election of the nominees proposed by the Board of Directors, to withhold authority to vote for the nominees being proposed, or to withhold authority for specifically designated nominees.  Under the Company’s by-laws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

With respect to Proposals II and III, the approval of the stock option plans, the proxy provided by the Board of Directors of the Company allows a shareholder to vote for the approval of each plan proposed by the Board of Directors, to vote against the approval of each plan, or to abstain from voting on each plan.  The approval of each plan shall be determined by a majority of votes cast affirmatively.  Shares represented by proxies that reflect abstentions and broker non-votes will not be considered to be a vote cast on any matter.

Concerning any other matters that may properly come before the Annual Meeting, unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) broker non-votes or (ii) proxies marked “ABSTAIN” as to that matter.

You may revoke your proxy at any time prior to its exercise at the Annual Meeting by:

•	writing to R. Scott Horner and notifying him that you wish to revoke your written proxy,
•	properly completing, signing and returning to us another proxy that is dated after any proxy or proxies previously granted by you, or
•	attending the meeting and voting in person.

All written notices of revocation and other communications about your proxy should be addressed to the Company as follows:

Sterling Banks, Inc.
3100 Route 38
Mount Laurel, NJ 08054
Attention: R. Scott Horner, Corporate Secretary

All notices of revocation of proxies must be received as originals sent by hand delivery, U.S. mail or overnight courier.  You may not revoke your proxy by sending your written notice by any other means, including facsimile, telex or any form of electronic communication.

Solicitation of Proxies.  The cost of soliciting proxies for the Annual Meeting of the shareholders will be borne by the Company.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock.  In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

PROPOSAL I - ELECTION OF DIRECTORS

General

The bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than 25 directors, with the exact number fixed by the Board of Directors.  The Board of Directors currently consists of 14 members.  Directors serve for a term of one year and until their successors are duly elected and qualified.  Each nominee is currently a member of the Board of Directors.  Each director has consented to being named as a nominee for director of the Company and has agreed to serve if elected.

Proxies solicited by the Board of Directors will be voted for the election of each of the named nominees, unless otherwise specified.  If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute (if any) as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy.  At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.  The vote of a plurality of the shares cast at the Annual Meeting is necessary to elect each of the nominees for director.

RECOMMENDATION OF THE COMPANY’S BOARD OF DIRECTORS

The Company’s Board of Directors recommends a vote "FOR" the election of each of the nominees listed in this Proxy Statement.

The following table sets forth certain information concerning the nominees for election to the Board of Directors:

Name	Director Since (1)	Position Held With Us
S. David Brandt, Esq. (2) (3) (5) (8)	1990	Director
Jeffrey Dubrow (7)	1990	Director
A. Theodore Eckenhoff (2) (3) (4) (5) (6) (7) (8)	1990	Chairman of the Board, Director
Benjamin D. Goldman (5)	2002	Director
R. Scott Horner (6) (7)	1998	Executive Vice President and Chief Financial Officer, Director
James L. Kaltenbach, M.D. (2) (4) (6) (7)	1992	Director
Robert H. King (2) (3) (6) (7)	1993	President and Chief Executive Officer, Director
G. Edward Koenig, Jr. (3) (7)	2007	Director
John J. Maley, Jr., CPA (4)	2007	Director
Howard E. Needleman (2) (3) (8)	1990	Vice-Chairman, Director
Luis G. Rogers (3) (6) (7)	2001	Director
Ronald P. Sandmeyer (2) (3) (4) (8)	1990	Director
Jeffrey P. Taylor (2) (4) (5) (7)	1990	Director
James W. Yoh, PhD. (4) (6) (7)	2001	Director

_________________________________
(1)           Refers to the year the individual first became a director of Sterling Bank and/or the Company.
(2)           Executive Committee
(3)           Loan Committee
(4)           Audit Committee
(5)           Compensation Committee
(6)           Asset/Liability Management and Investment Committee
(7)           Community Reinvestment Committee
(8)           Governance and Nominating Committee

Biographical Information

The principal occupation of and certain other information about, each of our directors and executive officers is set forth below.

Directors

S. David Brandt, Esq., 73, an attorney, has been a partner at the law firm of Ballard Spahr Andrews & Ingersoll, LLP in Voorhees, New Jersey, since 2002.  From 1971 until 2001, Mr. Brandt was a partner at the law firm of Brandt, Haughey in Moorestown, New Jersey.  Mr. Brandt has been a member of Sterling Bank’s (the “Bank”) Board of Directors since 1990 and a member of the Company’s Board of Directors since 2006.

Jeffrey Dubrow, 47, has been President of Duco Corporation, a custom builder and developer, since 1983 and, since 1990, Mr. Dubrow has been the managing partner of Sibo Partners, an investment company, each of which is located in Moorestown, New Jersey.  Since 2001, Mr. Dubrow has been owner of Duco Holdings LLC and since 2003 he has been owner of Mansfield Land Investment Corporation.  Mr. Dubrow was the President of CPB Inc., an architectural millwork company located in Winslow, New Jersey, from 1995 until its sale in 2002.  Mr. Dubrow has been a member of the Bank’s Board of Directors since 1990 and a member of the Company’s Board of Directors since 2006.

A. Theodore Eckenhoff, 70, has been self-employed as a farmer since 2002.  From 1982 until 2002, Mr. Eckenhoff was President and Chief Executive Officer of Eckenhoff Buick in Cherry Hill, New Jersey.  Mr. Eckenhoff has been a member of the Bank’s Board of Directors since 1990 and a member of the Company’s Board of Directors since 2006.

Benjamin D. Goldman, 61, has served as Vice-Chairman of the Board of Directors of Orleans Homebuilders, Inc. since 1998.  From May 1992 until April 1998, Mr. Goldman served as President and Chief Operating Officer of Orleans Homebuilders, Inc.  Mr. Goldman has been a member of the Bank’s Board of Directors since 2002 and a member of the Company’s Board of Directors since 2006.

R. Scott Horner, 57, has been our Executive Vice President and Chief Financial Officer since 1997, a member of the Bank’s Board of Directors since 1998 and a member of the Company’s Board of Directors since 2006.

James L. Kaltenbach, M.D., 65, is a physician and has been a principal of South Jersey Pediatric Associates since January 1982, a member of the Bank’s Board of Directors since 1992 and a member of the Company’s Board of Directors since 2006.

Robert H. King, 60, has served as our President and Chief Executive Officer and as a member of the Bank’s Board of Directors since 1993 and a member of the Company’s Board of Directors since 2006.

G. Edward Koenig, Jr., 66, is a licensed real estate sales agent for Falconer & Bell Realtors.  Mr. Koenig has been a member of the Bank’s and the Company’s Board of Directors since 2007.

John J. Maley, Jr., CPA 59, is the owner of John J. Maley, Jr. CPA/RMA accounting practice in Bordentown City formed in 1985.  Mr. Maley is also a licensed public school accountant and certified municipal finance officer.  Mr. Maley has been a member of the Bank’s and the Company’s Board of Directors since 2007.

Howard E. Needleman, 67, has been President of Needleman Management Company, a real estate management company in Cherry Hill, New Jersey, since 1984.  Mr. Needleman has been a member of the Bank’s Board of Directors since 1990 and a member of the Company’s Board of Directors since 2006.

Luis G. Rogers, 65, has been President of Lease Group Resources in Mt. Holly, New Jersey since 1986, a member of the Bank’s Board of Directors since 2001 and a member of the Company’s Board of Directors since 2006.

Ronald P. Sandmeyer, 77, has served as Chairman of the Board of Sandmeyer Steel Company in Philadelphia, Pennsylvania since 1998, and served as President and CEO from 1969 to 1998.  He is a Co-Founder, past Chairman and past President of Sterling Bank and a member of the Bank’s Board of Directors since 1990 and a member of the Company’s Board of Directors since 2006.

Jeffrey P. Taylor, 56, has served as City Engineer/Director, City of Burlington, New Jersey from 2005 until 2007.  From 1997 until 2005, Mr. Taylor served as President of Environmental Resolutions, Inc., an engineering consulting firm in Mount Laurel, New Jersey.  Mr. Taylor has been a member of the Bank’s Board of Directors since 1990 and a member of the Company’s Board of Directors since 2006.

James W. Yoh, PhD., 61, has been President and Chief Executive Officer of Galaxy Technology LLC since June 2004.  From 1988 until July 2005, Mr. Yoh also served as President and Chief Executive Officer of Galaxy Scientific Corporation.  Dr. Yoh has been a member of the Bank’s Board of Directors since 2001 and a member of the Company’s Board of Directors since 2006.

Executive Officers (who are not also directors)

John Herninko, 59, has been an Executive Vice President of the Bank and the Company since 2007 and Senior Vice President since 1997 and our Senior Loan Officer since 1995.  From 1994 until 1995, Mr. Herninko served as a Vice President in our commercial lending area.

Dale F. Braun, Jr., 44, has been a Senior Vice President of the Bank and the Company since 2006 and our Controller since 1998.  From 1993 until 1998, Mr. Braun served as our Accounting Manager.

Kimberly A. Johnson, 44, has been a Senior Vice President of the Bank and the Company since 2006 and has served as our Corporate Services Officer since 1998.  From 1992 until 1998, Ms. Johnson served as one of our mangers, concentrating in both retail banking and consumer lending areas.

Theresa S. Valentino Congdon, 50, has been a Senior Vice President and Senior Retail Officer of the Bank since 2001 and the Company since 2006.  From 1990 to 2001, Ms. Valentino Congdon served as one of our Vice Presidents, concentrating in both the commercial and consumer lending areas.

Director Independence

The Company is listed on the NASDAQ Capital Market and follows the NASDAQ listing standards for Board and committee independence.  Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he also an executive officer or employee of the Company.  Accordingly, Mr. King, our President and Chief Executive Officer and Mr. Horner, our Executive Vice President and Chief Financial Officer, are not independent. The Board of Directors considered relationships and other arrangements, if any, with each director when director independence was reviewed, including the Company’s relationships with the law firm with which Director Brandt is affiliated, and has determined that all directors other than Directors King and Horner are independent under the applicable NASDAQ listing standards.

Meetings and Committees of the Board

During 2007, the Company’s Board of Directors held 10 regular meetings and the Bank’s Board of Directors held 11 regular meetings.  Established committees of the Company’s Board of Directors are the Executive Committee, Loan Committee, Audit Committee, Compensation Committee, Asset/Liability Management and Investment Committee, Community Reinvestment Committee and Governance and Nominating Committee.  In addition, the Board has created ad-hoc committees from time to time for particular purposes.

No Director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Director served during the year ended December 31, 2007, other than Directors Eckenhoff and Yoh.

Audit Committee. The Audit Committee presently consists of Directors Taylor (Chair), Eckenhoff, Kaltenbach, Maley, Sandmeyer, and Yoh.  The Audit Committee assists the Board of Directors in fulfilling its oversight of the audit and integrity of the Company’s financial statements; the qualifications, independence and performance of the Company’s independent auditor; the adequacy and effectiveness of the Company’s accounting, auditing and financial reporting processes; and the Company’s compliance with legal and regulatory requirements.  The duties of the Audit Committee include the selection and appointment of the Company’s independent auditor, and meeting with the Company’s independent auditor, with and without management present, to discuss the conduct of its audit and the overall integrity of the Company’s accounting, auditing, and financial reporting processes.

Our Board of Directors has determined that the Company does not have an “audit committee financial expert” (as defined in regulations adopted under the Securities Exchange Act of 1934) serving on the Audit Committee.  However, the Board believes that the members of the Audit Committee collectively possess all of the attributes of an audit committee financial expert.  The Board also believes that the substantial financial and business experience and knowledge of the members of the Audit Committee are sufficient to enable the Audit Committee to properly perform all of its duties and responsibilities.  The Board of Directors annually reviews the Audit Committee charter and a copy is available on our website (www.sterlingnj.com).  The Audit Committee meets on a regular basis at least quarterly and it met 10 times during the year ended December 31, 2007.

Governance and Nominating Committee and Nomination of Directors.  The Governance and Nominating Committee was formed in February 2007 and consists of Directors Eckenhoff (Chair), Brandt, Needleman and Sandmeyer. The Governance and Nominating Committee monitors corporate governance matters, reviews possible candidates for the Board of Directors and recommends qualified candidates for election as directors of the Company. The Governance and Nominating Committee operates under a formal charter that governs its duties and standards of performance, a copy of which is available on our website (www.sterlingnj.com). The Board of Directors met in February 2007 in connection with the nomination of directors for election to the Board.  Prior to the formation of the Governance and Nominating Committee in February 2007, the Board of Directors did not have a standing nominating committee.  In lieu of a committee, all members meeting the definition of “independent” members as set forth in the Nasdaq Capital Market listing requirements performed the function of the nominating committee to select persons to be nominated to serve as directors of the Company and to fill any vacancies of the Board of Directors. Under this model, all nominees for directors of the Company made by the Board were recommended to the Board by a majority of independent directors of the Board.

Under state and federal banking law, the directors of the Company are subject to extensive scrutiny.  In addition, state banking law requires directors to maintain a minimum ownership level in the Company’s Common Stock.  While all director candidates must satisfy strong ethical standards, there are no express minimum qualifications for director candidates.  Historically, the Company has considered the following criteria in connection with the evaluation of director candidates:

•	How their service as a director will benefit the Company
•	How they are expected to interact with the full Board of Directors and management
•	Director candidates should come from the Company’s market areas
•	Their business leadership and local community involvement

The Governance and Nominating Committee will also consider these factors in identifying and evaluating potential nominees for the 2009 Annual Meeting.  In addition, since the Company’s inception, share ownership also has been a significant factor in selecting candidates for director, and will continue to be a significant factor in the Governance and Nominating Committee’s review process.

The Governance and Nominating Committee will consider director nominees recommended by shareholders in accordance with the procedures set forth in the Company’s Bylaws.  Anyone wishing to submit a candidate must provide written notice recommending the candidate for election at the next Annual Meeting of the shareholders to the Secretary of the Company at 3100 Route 38, Mount Laurel, New Jersey 08054, not later than the latest date upon which shareholder proposals must be submitted for inclusion in the Company’s proxy statement under the federal securities laws or, if no such rules apply, at least 90 days in advance of the anniversary date of the preceding year’s Annual Meeting.  If the election will be held via special meeting, the notice must be given at least 30 days prior to the printing of the Company’s proxy materials or, if no such proxy materials are being distributed, at least the close of business on the fifth day following the date on which notice of such meeting is given to the shareholder. The notification must include:

•	The name and address of each proposed nominee
•	The name and residence address of the shareholder
•	The number of shares of stock owned by the shareholder
•	A description of any arrangements or understandings between the shareholder, each nominee and any other person pursuant to which the nomination was made by the shareholder
•
Such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors

•	The consent of each nominee to serve as a director of the Company if so elected

Candidates nominated by shareholders must meet all regulatory qualifications as well as conditions for coverage under the Company’s insurance policies.  Shareholder nominees will be evaluated on the basis of the same criteria that all other director nominees are evaluated.

Historically, the Board of Directors has acted as a group to identify individuals who could be considered as viable Board members.  The Company expects to continue that practice.  In the future, when an individual director identifies a potential candidate, he will be encouraged to bring that individual’s name to the Governance and Nominating Committee for consideration.  In evaluating all potential candidates, the Governance and Nominating Committee will strive to complement and strengthen the skills within the existing Board to maintain a balance of knowledge, experience and capability.  The Company has not engaged a third party or parties to identify or evaluate or assist in evaluating potential nominees for directorship.

Compensation Committee.  The Compensation Committee was formed in February 2007 and consists of Directors Brandt (Chair), Eckenhoff, Goldman and Taylor.  The Compensation Committee operates under a formal charter that governs its duties and standards of performance, a copy of which is available on the Company’s website (www.sterlingnj.com).  Pursuant to its charter, the Compensation Committee is primarily responsible for determining compensation payable to the officers and key employees of the Company and recommending to the Board additions, deletions and alternation with respect to the various employee benefit plans and other fringe benefits provided by the Company.  The Committee is also primarily responsible for administering the Company’s equity compensation plans, recommending equity grants to the Board with respect to the Company’s key employees and non-employee directors, and determining the terms and conditions on which grants are made.  Committee members, however, may not participate in decisions pertaining to his compensation or benefits in his capacity as a director of the Company.

The Compensation Committee has the power to appoint subcommittees, and to delegate its authority and responsibilities to such subcommittees, as the Compensation Committee deems appropriate. The Compensation Committee has the power and discretion to retain independent consultants and advisors as it deems necessary or appropriate to carry out its duties.

Communications with the Board of Directors and Director Attendance at Annual Meetings

Shareholders wishing to communicate with the Board of Directors are welcome to contact the Board. A shareholder who wishes to communicate with the Board may do so by directing a written request to Robert H. King, President and Chief Executive Officer, at the address appearing on the first page of this proxy statement.  All shareholder communications will be brought to the attention of the full board unless the communication is a personal grievance, or is abusive, illegal or otherwise manifestly inappropriate.

The Bylaws of the Company provide that the Annual Meeting shall be held at such time as may be determined by the Board of Directors.  Directors are encouraged to attend annual meetings.  Eleven of the fourteen members of the Board of Directors of the Company attended the 2007 Annual Meeting of Shareholders.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE
OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information, as of March 14, 2008, with respect to the beneficial ownership of shares of Common Stock by (i) each shareholder known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of our directors; (iii) each executive officer named in the Summary Compensation Table appearing below under “Director and Executive Officer Compensation”; and (iv) all executive officers and directors as a group.

Except as indicated in the footnotes to the table, the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock which they respectively own beneficially.

The address of each person who is one of our executive officers or directors is 3100 Route 38, Mt. Laurel, New Jersey 08054.

	Number of Shares Beneficially Owned (1)	Percent of Company Common Stock (1)
Certain Beneficial Owners:
Jeffrey P. Orleans (2)	405,841	6.95%
Wellington Management Company, LLP (3)	308,843	5.29%

Directors and Executive Officers:
S. David Brandt, Esq. (4)	31,231	*
Dale F. Braun, Jr. (5)	24,824	*
Jeffrey Dubrow (6)	25,517	*
A. Theodore Eckenhoff (7)	85,546	1.46%
Benjamin D. Goldman (8)	99,251	1.70%
John Herninko (9)	37,777	*
R. Scott Horner (10)	66,958	1.15%
Kimberly A. Johnson (11)	29,698	*
James L. Kaltenbach, M.D. (12)	42,418	*
Robert H. King (13)	157,199	2.69%
G. Edward Koenig (14)	20,443	*
John J. Maley, Jr., CPA	16,167	*
Howard E. Needleman (15)	109,989	1.88%
Luis G. Rogers (16)	18,408	*
Ronald P. Sandmeyer (17)	135,877	2.33%
Jeffrey P. Taylor (18)	127,646	2.18%
Theresa S. Valentino Congdon (19)	30,335	*
James W. Yoh, PhD. (20)	10,935	*
All Directors and Executive Officers of the Company as a Group (18 persons) (21)	1,070,219	18.32%
__________________
* = less than one percent

(1)
Beneficial ownership is based on 5,843,362 outstanding shares of common stock as of March 14, 2008.  The securities “beneficially owned” by an individual are determined in accordance with the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power.  A person is also deemed to beneficially own shares of common stock which such person does not own but has the right to acquire presently or within 60 days from March 14, 2008.

(2)
Based solely on information provided to us by the named beneficial owner, Jeffrey P. Orleans, One Greenwood Square, 3333 Street Road, Bensalem, Pennsylvania 19020.  Mr. Orleans owns 292,947 shares directly and has voting and investment power over (i) 44,593 shares owned by Orleans Investment Land Associates, LP, a limited partnership of which Mr. Orleans owns 100% of the corporate general partner, and (ii) 68,301 shares owned by 16A Associates, LP, a limited partnership of which Mr. Orleans owns 100% of the corporate general partner.  Mr. Orleans is the Chairman and Chief Executive Officer of Orleans Homebuilders, Inc., a company of which Benjamin D. Goldman serves as the Vice-Chairman of the Board.  Mr. Orleans disclaims beneficial ownership of shares that Mr. Goldman beneficially owns.

(3)
Information provided by Schedule 13G under the Securities Exchange Act of 1934 filed by the named beneficial owner, Wellington Management Company, LLP, 75 State Street, Boston, MA 02109 in its capacity as investment advisor, are owned of record by clients of Wellington Management.  Wellington Management has shared power to vote on 224,685 shares and shared power to dispose of all 308,843 shares.

(4)	Includes 4,253 shares held by Mr. Brandt’s wife, 2,779 shares held by Mr. Brandt in an Individual Retirement Account and an option to purchase 6,894 shares.

(5)	Includes 3,861 shares held jointly with Mr. Braun’s wife and an option to purchase 20,963 shares.

(6)	Includes 810 shares held by Mr. Dubrow as custodian for his child, 1,528 shares held in an Individual Retirement Account and an option to purchase 6,894 shares.

(7)	Includes 7,450 shares held by Mr. Eckenhoff’s wife, 8,138 shares held in an Individual Retirement account, and an option to purchase 6,894 shares.

(8)
Includes an option to purchase 2,295 shares.  Mr. Goldman serves as the Vice-Chairman of the Board of Orleans Homebuilders, Inc., a company of which Jeffrey P. Orleans is the Chairman and Chief Executive Officer.  Mr. Goldman disclaims beneficial ownership of shares that Mr. Orleans beneficially owns.

(9)	Includes 4,047 shares held jointly with Mr. Herninko’s wife, 1,326 shares held in an Individual Retirement Account and an option to purchase 32,404 shares.

(10)	Includes 29,359 shares held jointly with Mr. Horner’s wife, 5,219 shares held in an Individual Retirement Account and an option to purchase 32,380 shares.

(11)	Includes 8,415 shares held jointly with Ms. Johnson’s husband and an option to purchase 21,283 shares.

(12)	Includes 34,810 shares held in an Individual Retirement Account, 714 shares held by Dr. Kaltenbach’s wife, and an option to purchase 6,894 shares.

(13)	Includes 44,426 shares held jointly with Mr. King’s wife and an option to purchase 112,523 shares.

(14)	Includes 13,216 shares held by Mr. Koenig’s wife and 2,857 shares held in an Individual Retirement account.

(15)
Includes 2,847 shares held by Mr. Needleman’s wife, 17,012 shares held in an Individual Retirement Account, 2,430 shares held by Needleman & Co. in an Individual Retirement Account in which Mr. Needleman has voting and investment power, and an option to purchase 6,894 shares.

(16)	Includes 157 shares held by Justice for All People, a nonprofit organization of which Mr. Rogers is the executive director, and an option to purchase 2,295 shares.

(17)	Includes 32,632 shares held by Mr. Sandmeyer’s wife as custodian for their grandchildren, 43,417 shares held jointly with his wife and an option to purchase 6,894 shares.

(18)
Includes 51,634 shares held by Mr. Taylor’s wife, 363 shares held by Mr. Taylor’s wife as custodian for their son, 11,637 held in an Individual Retirement Account, and an option to purchase 6,894 shares.

(19)	Includes 740 shares held as custodian for Ms Valentino Congdon’s son and an option to purchase 25,580 shares.

(20)	Includes an option to purchase 2,295 shares.

(21)	Includes 300,276 shares subject to option.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Executive Compensation

The following table sets forth certain information regarding our President and Chief Executive Officer and our two most highly-compensation executive officers who were serving as such as of the fiscal year ended December 31, 2007 (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Robert H. King, President and Chief Executive Officer	2007	$209,466	$15,000	$ -	$ -	$ -	$ -	$ 869 (4)	$225,335
	2006	205,428	39,500	-	-	-	-	4,673 (4)	249,601

John Herninko, Executive Vice President and Senior Loan Officer	2007	$132,438	$10,000	$ -	$3,312 (2)	$ -	$ -	$ 3,934 (4)	$149,684
	2006	126,806	28,109	-	2,475 (2)	-	-	24,169 (5)	181,559

R. Scott Horner, Executive Vice President and Chief Financial Officer	2007	$131,733	$11,300	$ -	$3,268 (3)	$ -	$ -	$3,973 (4)	$150,274
	2006	126,066	28,788	-	$2,442 (3)	-	-	3,903 (4)	161,199

(1)
Represents share-based compensation expense incurred for the year ended December 31, 2007, in accordance with Statement of Financial Accounting Standard (“SFAS”) 123(R), Share-Based Payment.  The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  For additional information on the valuation assumptions related to the calculation of the valuation, see Footnote 1 to the Consolidated Financial Statements for the fiscal year ended December 31, 2007, included in the Company’s Annual Report on Form 10-KSB captioned “Stock Based Employee Compensation.”

(2)	9,239 options are exercisable at $10.90 and expire on 3/28/16. 6,000 options are exercisable at $7.70 and expire on 11/27/17.

(3)	9,116 options are exercisable at $10.90 and expire on 3/28/16. 6,000 options are exercisable at $7.70 and expire on 11/27/17.

(4)	Represents employer contributions to the Company’s 401(k) plan.

(5)	$20,198 represents gross profit on the sale of stock held less than one year and the remaining $3,971 represents employer contributions to the Company’s 401(k) plan.

Narrative Disclosure to Summary Compensation Table

The executive compensation policies of the Company are designed to foster the complementary objectives of attracting and retaining quality executive leadership and maximizing shareholder growth. Base salary is a critical element of executive compensation because it provides our executive officers with a base level of bi-weekly income.  In 2003, the Bank's Personnel Committee compiled and analyzed an extensive sample of executive compensation pay levels for 69 banks in the Mid-Atlantic region with assets between $250 million and $500 million and determined midpoints that serve as salary caps for the Bank (and now the Company's) executives.  Base compensation is set annually within these midpoints based upon internal factors involving the individual executive’s experience, past performance, job scope and complexity and external factors involving general economic conditions and overall corporate performance.  The Company also grants stock options under its Employee Stock Option Plans and cash incentives under its incentive compensation plan in an effort to link compensation to the Company’s long-term growth and to provide executives with an incentive to achieve and surpass targeted performance goals.  The annual short term incentive opportunities available under the Incentive Compensation Plan reward executive and senior officers for the achievement of the Company and for individual performance objectives.  The Employee Stock Option Plans provides equity-incentives that create a long-term link between the compensation provided to executive officers with gains realized by shareholders.

Employment/Change-in-Control Agreements

The Company has entered into an employment agreement with Mr. King effective January 25, 2006, as amended on December 26, 2007, for a term of three years (“Term of Employment”) and extending daily until Mr. King reaches the age of 65.  The agreement provides for salary and benefits to be paid to Mr. King for services rendered as President and Chief Executive Officer.  Mr. King’s current salary is $209,466 and he also receives discretionary bonuses.  The Company may terminate Mr. King’s employment without Cause (as defined in the Agreement), or Mr. King may terminate his employment with Good Reason (as defined in the Agreement) with 30 days written notice to the Company.  If the Company terminates Mr. King’s employment without Cause or if Mr. King terminates his employment with Good Reason, the Company shall pay Mr. King an amount equal to three times his highest annualized base salary during the Term of Employment plus an average of the annual bonuses paid to him during the three years preceding the year of termination.  This amount shall be paid over a three period in 36 equal monthly installments.  In addition, Mr. King shall receive a continuation of any welfare benefits he would be participating in at the time of termination for a period of three years.

The above payments of salary, bonus and continuation of benefits also apply in the event of a “change in control”, except that Mr. King has 180 days from that event occurring to terminate his employment.  If a “change in control” as defined in Mr. King’s employment agreement were to have occurred on December 31, 2007, Mr. King would have been entitled to receive approximately $726,000 in the aggregate, plus continuation of his welfare benefits he was receiving from the Company, if his employment had been terminated without Cause or if he terminated it with Good Reason.

The Company has employed John Herninko as its Senior Loan Officer since 1995 and as an Executive Vice President since 2007.  Mr. Herninko does not have an employment contract with the Company and is an “at will” employee.  His current salary is $132,438, he participates in the Incentive Compensation Plan and he may receive discretionary bonuses.

The Company has employed R. Scott Horner as its Executive Vice President and Chief Financial Officer since 1997.  Mr. Horner does not have an employment contract with the Company and is an “at will” employee.  His current salary is $131,733, he participates in the Incentive Compensation Plan and he may receive discretionary bonuses.

The Company has entered into change-in-control agreements with Mr. Herninko and Mr. Horner which provides for their employment for a term of 24 months (“Term of Employment”) from the date of any change in control at their then base salary and with benefits at least comparable to those received by them prior to the change in control.  The agreements provide that in the event the Company terminates their employment for any reason other than for Cause (as defined in the agreement), or within 30 days of any “change in control” they elect to terminate their employment, they shall be entitled to receive a lump sum cash amount equal to two times their salary and shall receive a continuation of their normal benefits for the balance of the Term of Employment.  In the event that the Company terminates their employment during the final 23 months of their Term of Employment, or they terminate their employment for Good Reason (as defined in the agreement), they will be entitled to receive their current salary as of the date of termination payable in equal monthly installments for the duration of the Term of Employment, as well as a continuation of normal benefits and certain fringe benefits, including 2 times the value of the Company’s annual reimbursement limit for club dues and automobile expenses.  As a condition to the receipt of any post-termination payments under the Agreements, they are required to execute a release agreement, which, among other things, releases the Company from any claim arising out of their employment with the Company, and prohibits them from disparaging the Company.  If they should die during the Term of Employment following any such termination, the Company shall pay to his executors, administrators or personal representatives a lump sum in cash equal to the aggregate amount of the remaining salary payments for the Term of Employment.  A “change in control” is defined in the agreement to mean a consolidation or merger of the Company, in which the Company is not the continuing or surviving entity; any sale, lease, exchange or other transfer of substantially all of the Company’s assets; or any person or group (not including present members of the Board of Directors) becoming the beneficial owner of 25% or more of the Company’s outstanding voting securities.  If a “change in control” was to have occurred on December 31, 2007 and Mr. Herninko and Mr. Horner had each elected to terminate their employment with the Company, they would have been entitled to received approximately $265,000 and $263,000, respectively, under these agreements, plus a continuation of their existing benefits as noted.

Incentive Compensation Plan

In 2007, the Company adopted an incentive compensation plan for selected executives of the Company.  Each executive officer participates in the incentive plan.  Awards under the incentive plan are based on a series of criteria which are established annually by the Board of Directors. Awards are, however, subject to the discretion of the Board of Directors.  The maximum cash incentive that any named executive officer may receive under the incentive plan is 25 percent of the individual's annual salary.  The performance goals consist of targets for return on assets, as compared to a regional peer group; targets for return on assets, as compared to all New Jersey banks as a group; and a qualitative assessment of the individual's contributions during the annual period of the review.  Each assessment area is weighted as 33% of the formula.  The annual assessments are completed during the first quarter of the year and consider the progress of the Company and the individual during the previous annual period.  The Compensation Committee of the Board of Directors, consisting of independent directors, is responsible to the Board for administration of the program.  All awards under the incentive plan are paid in cash in a lump sum payment.

Employees Stock Option Plans

As a part of the Reorganization of the Bank, the Company adopted and assumed the Bank’s 1994 Employee Stock Option Plan, 1998 Employee Stock Option Plan, and 2003 Employee Stock Option Plan (collectively, the “Employee Option Plans”).  The Employee Option Plans were adopted by the Company to provide full-time officers and employees with an added incentive to perform at a high level and encourage the employee’s continued employment at the Bank by increasing their proprietary interest in the success of the Company and the Bank.  Options to purchase up to 456,131 shares of our common stock may be granted under the Employee Option Plans.  A total of 456,131 shares have been reserved for issuance under options outstanding as of December 31, 2007.  Persons eligible to receive options under the Employee Option Plans are the management employees of the Bank, but exclude persons who may own 10% or more of the outstanding common stock at the time of the grant.  As of December 31, 2007, approximately 41 officers and employees the Company and the Bank were eligible to hold options to purchase under the Employee Option Plans.  The Employee Option Plans contemplate the grant of incentive stock options.  As of March 14, 2008, we have 1,076 options available for grant under the 2003 Employee Option Plan.  If approved by our shareholders, we would have an additional 300,000 options available for grant under the 2008 Employee Stock Option Plan described in Proposal II.

The individual awards of stock options made to the Named Executive Officers during 2006 and 2007 were determined by the Board of Directors based on the recommendation of the Option Committee. In making the recommendation, the Option Committee considered the total number of options to be granted and the profitability of the Bank and the Company as well as the level of individual performance and contribution to the Company of each of the Named Executive Officers.

Outstanding Equity Awards at Fiscal Year End

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or units of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Robert H. King (1)	27,150	-	-	$7.78	05/01/08	-	-	-	-
	1,445	-	-	6.48	03/25/13	-	-	-	-
	60,775	-	-	8.23	04/26/14	-	-	-	-
	23,153	-	-	8.70	03/22/15	-	-	-	-
John Herninko (2)	4,432	-	-	8.80	11/24/08	-	-	-	-
	4,221	-	-	8.17	11/23/09	-	-	-	-
	4,020	-	-	6.86	12/01/10	-	-	-	-
	1,445	-	-	6.48	03/25/13	-	-	-	-
	4,863	-	-	7.66	11/25/13	-	-	-	-
	8,682	-	-	9.07	11/23/14	-	-	-	-
	2,894	-	-	8.70	03/22/15	-	-	-	-
	923	8,316	-	10.90	05/28/16	-	-	-	-
	-	6,000	-	7.70	11/27/17	-	-	-	-
R. Scott Horner (3)	4,432	-	-	8.80	11/24/08	-	-	-	-
	4,221	-	-	8.17	11/23/09	-	-	-	-
	4,020	-	-	6.86	12/01/10	-	-	-	-
	1,445	-	-	6.48	03/25/13	-	-	-	-
	4,863	-	-	7.66	11/25/13	-	-	-	-
	8,682	-	-	9.07	11/23/14	-	-	-	-
	2,894	-	-	8.70	03/22/15	-	-	-	-
	911	8,205	-	10.90	05/28/16	-	-	-	-
	-	6,000	-	7.70	11/27/17	-	-	-	-

(1)	All unexercised options granted to Mr. King vested as of 12/31/05.

(2)	All unexercised options granted to Mr. Herninko vested as of 12/31/05, except the awards expiring 05/28/16 and 11/27/17, which vest as follow:

05/28/16 Expiration	11/27/17 Expiration
01/01/08 = 924	11/28/08 = 600
01/01/09 = 924	11/28/09 = 600
01/01/10 = 924	11/28/10 = 600
01/01/11 = 924	11/28/11 = 600
01/01/12 = 924	11/28/12 = 600
01/01/13 = 924	11/28/13 = 600
01/01/14 = 924	11/28/14 = 600
01/01/15 = 924	11/28/15 = 600
01/01/16 = 924	11/28/16 = 600
08/27/17 = 600

(3)	All unexercised options granted to Mr. Horner vested as of 12/31/05, except the awards expiring 05/28/16 and 11/27/17, which vest as follow:

05/28/16 Expiration	11/27/17 Expiration
01/01/08 = 912	11/28/08 = 600
01/01/09 = 911	11/28/09 = 600
01/01/10 = 912	11/28/10 = 600
01/01/11 = 912	11/28/11 = 600
01/01/12 = 911	11/28/12 = 600
01/01/13 = 912	11/28/13 = 600
01/01/14 = 911	11/28/14 = 600
01/01/15 = 912	11/28/15 = 600
01/01/16 = 912	11/28/16 = 600
08/27/17 = 600

Directors’ Compensation

The following table sets forth the compensation paid to our directors for the fiscal year ended December 31, 2007:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
S. David Brand, Esq.	$14,100	-	-	-	-	-	$14,100
Jeffrey Dubrow	$ 9,350	-	-	-	-	-	$ 9,350
A. Theodore Eckenhoff	$18,300	-	-	-	-	-	$18,300
Benjamin Goldman	$ 8,500	-	-	-	-	-	$ 8,500
James L. Kaltenback, M.D.	$14,820	-	-	-	-	-	$14,820
G. Edward Koenig	$12,050						$12,050
John J. Maley, Jr., CPA	$ 9,050						$ 9,050
Howard E. Needleman	$13,450	-	-	-	-	-	$13,450
Luis G. Rogers	$17,900	-	-	-	-	-	$17,900
Ronald P. Sandmeyer	$17,600	-	-	-	-	-	$17,600
Jeffrey P. Taylor	$14,250	-	-	-	-	-	$14,250
James W. Yoh, Ph.D.	$ 9,650	-	-	-	-	-	$ 9,650

Compensation Arrangements

For each regular meeting of the Board of Directors attended in person, each member will receive $500.  Members of the committees of the Board of Directors receive $400 for attendance at each committee meeting.  In addition, a quarterly retainer is paid to each Director as follow: the Board Chairman and the Audit Committee Chairman each receive $1,250; Audit Committee Members each receive $1,000; and all other Directors each receive $750.

Directors’ fees are not paid to any Director who is also an employee of the Company.  Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees of the Board.  No other compensation was paid to Directors in 2007.

Directors Stock Option Plan

As a part of the Reorganization of the Bank, the Company adopted and assumed the Bank’s 1998 Director Stock Option Plan (the “Director Option Plan”).  The Director Option Plan was adopted to provide non-employee directors of the Bank (and now the Company) an incentive to contribute to the growth and prosperity of the Company and to assist the Company in attracting and retaining directors through a grant of common stock.  No new options were granted in 2007 to the 12 outside directors.

The aggregate number of shares which may be issued pursuant to the exercise of options granted under the Director Option Plan is 62,053.  A total of 62,037 shares have been reserved for issuance under options outstanding as of December 31, 2007.  The Plan is administered by the Option Committee.  As of December 31, 2007, approximately 10 directors of the Company hold options under the Director Option Plan.  The Director Option Plan, by its terms, has expired.  Future option grants, if any, would be granted under the 2008 Director Stock Option Plan described in Proposal III, if approved by our shareholders.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding our equity compensation plans as of December 31, 2007:

Plan Category	Number of shares of Common Stock to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding options reflected in column (a)) (c)
Equity compensation plans approved by shareholders	518,168	$8.43	0
Equity compensation plans not approved by shareholders	not applicable	not applicable	not applicable
Total	518,168	$8.43	0

CERTAIN TRANSACTIONS

We have had, and expect in the future to have, banking transactions in the ordinary course of business with our directors and executive officers (and their associates).  All loans by us to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

As of December 31, 2007, we had total loans and loan commitments outstanding to directors and their affiliates of approximately $6.5 million and no loans outstanding to executive officers.

We believe that such transactions were on terms at least as favorable to us as we would have received in transactions with an unrelated party.

PROPOSAL II – APPROVAL OF STERLING BANKS, INC.
2008 EMPLOYEE STOCK OPTION PLAN

Our Board of Directors approved the adoption of a new stock option plan, entitled the “Sterling Banks, Inc. 2008 Employee Stock Option Plan” (the “2008 Employee Option Plan”) on March 25, 2008.  A copy of the 2008 Employee Option Plan is attached to this proxy statement as Appendix A. The 2008 Employee Option Plan will become effective only upon approval of our shareholders pursuant to this proposal for the Annual Meeting.

As of December 31, 2007, we do not have any remaining options available for grant under the existing Employee Options Plans to grant to employees.  Our Board believes that a new employee option plan is warranted.  Our Board believes that the proposed 2008 Employee Option Plan will be helpful to the Company in providing appropriate incentives to employees and executive officers of the Company.  In addition, the Board of Directors believes that granting options to plan participants can not only motivate the performance of participants, but also help us retain qualified employees.  In that way, we expect the granting of stock options will better align the interests of plan participants with the interests of our shareholders.

Summary of the 2008 Employee Option Plan.

The following is a summary of the principal terms and conditions of the 2008 Employee Option Plan. However, shareholders should read the entire Plan, which is attached as Appendix A. Capitalized terms used herein are defined in Section 1 of the Plan, or throughout, the 2008 Employee Option Plan.

Types of Awards Under the Plan. The 2008 Stock Option Plan provides for the granting of Incentive Stock Options, meeting the requirements of 422 of the Internal Revenue Code (the “Code”) and Non-Qualified Stock Options, which do not qualify as Incentive Stock Options (collectively, the “Options”).

Administration. The 2008 Employee Option Plan is to be administered by the Compensation Committee. Among other things, the 2008 Employee Option Plan authorizes the Compensation Committee to:

•
construe and interpret the terms and conditions of the Plan and any Option issued under the Plan (and any Option Agreement relating thereto) in its sole discretion and to otherwise supervise the administration of the Plan;

•	promulgate, amend and rescind rules relating to the implementation of the Plan;

•
make all determinations necessary or advisable for the administration of the Plan, including the selection of Employees who shall be granted Options, the number of shares of Common Stock to be subject to each Option, the Option price, the vesting or duration of Options, and the designation of Options as Incentive Stock Options or Non-Qualified Stock Options;

•
accelerate at any time the exercisability or vesting of all or any portion of any Option; provided, however, subject to Section 9 of the Plan, the Committee shall not have any discretion to accelerate or waive any term or condition of an Option if such discretion would cause the Option to have adverse tax consequences to the Participant under Section 409A of the Code;

•
determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Option, which terms and conditions may differ among individual Options and Participants, and to approve the form of written instruments evidencing the Options;

•	subject to the provisions of Sections 7(b)(i) and 8(a) of the Plan, extend at any time the period in which Stock Options may be exercised;

•	determine whether Options will be granted alone or in combination or in tandem with other Options;

•
determine whether cash will be paid or Options will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Company, a Subsidiary or an acquired business unit; and

•	approve in advance each particular Option to be granted hereunder in a manner which will cause the Option to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

Eligible Participants. Participants under the Plan must be employees (an “Employee”) of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.  Any Employee is eligible to become a Participant in the Plan.

Shares Available for Awards. The Board of Directors has authorized the issuance of an aggregate 300,000 shares of Common Stock to underlie the granting of Options under the Plan. The 2008 Employee Option Plan grants the Compensation Committee the discretion to make certain appropriate or proportionate adjustments in the event that the number of outstanding shares of the Company’s Stock increases or decreases because of a reorganization, recapitalization, stock dividend, stock split, reverse stock split or the like, or if, because of a merger, consolidation or sale of all or substantially all of the Company’s assets, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity. The Compensation Committee in these events is authorized to adjust the number of options that are granted to any one Participant, the number and kind of shares or other securities subject to any outstanding Options and the price for each share subject to outstanding Options, without changing the aggregate exercise price. The 2008 Employee Option Plan also provides that in the event of a Change of Control, as defined in the Plan, the Board of Directors or the Compensation Committee may accelerate vesting and the time at which all options outstanding may be exercised in full for a limited time (after which time the options and Awards would terminate), or for the remaining term. Also, in the event of a Change of Control, the Board of Directors may require all of the Plan Participants to deliver and transfer their options to the Company in exchange for a payment in cash of an amount equal to the “cash value” of such Option, as defined in the Plan.

Term of the Plan.  The Plan will become effective upon approval of the Plan by the Company’s shareholders at the next annual meeting of shareholders and shall continue in effect until the 10th anniversary thereof.

Non-Qualified Stock Options.  Non-Qualified Stock Options shall be granted and have a term of not more than ten years from the date of grant. The exercise price must be not less than 100% of the Fair Market Value of the underlying Common Stock on the date of grant. Non-Qualified Stock Options can be exercised by the Participant paying to the Company the full exercise price in cash, or through any other means set forth in the Participant’s Option Agreement that are consistent with applicable laws, regulations or rules and approved by the Compensation Committee.

Incentive Stock Options.  Incentive Stock Options must meet the requirements of §422 of the Code.  Incentive Stock Options can be granted for a term not exceeding ten years.  Incentive Stock Options are granted with an exercise price of not less than 100% of the Fair Market Value of the underlying Common Stock on the date of grant.  Further, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, the excess will constitute a Non-Qualified Stock Option.  Subject to certain adjustments, no Participant shall be granted Options covering more than 50,000 shares during any calendar year.  Incentive Stock Options may also be exercised by a Participant by payment of the exercise price in cash or through any other means set forth in the Plan or in the Participant’s Option Agreement that are consistent with applicable laws, regulations or rules and approved by the Compensation Committee.

Exercise of Stock Options Upon Termination of Employment or Services. The 2008 Employee Option Plan provides for certain deadlines before which stock options granted under the Plan must be exercised by the Participant upon termination of employment. Generally, the exercise periods are as follows:

•	If on account of death or Disability, within twelve (12) months; and
•
If on account of retirement (as defined from time to time by Company policy or in the Participant’s employment agreement, if applicable), resignation or for any other reason except death or Disability, within three (3) months.

Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Option granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Option, unless and until such amendment shall have been approved by the Company’s shareholders if required by Section 162(m) (including the vote required under Section 162(m)); and (ii) if, and for so long as, the Company’s securities are traded on Nasdaq, no amendment that would require shareholder approval under the rules of

Nasdaq may be made effective unless and until such amendment shall have been approved by the Company’s shareholders. In addition, if at any time the approval of the Company’s shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such shareholder approval. Unless otherwise specified in the amendment, any amendment to the Plan shall apply to, and  be binding on the holders of, all Options outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.

Proposed Grants Under the 2008 Employee Option Plan. The Compensation Committee has made no determinations concerning who should receive any grants of options under the Plan, or the amounts of such grants, if the Plan is approved by the shareholders at the Annual Meeting.

Summary of Federal Income Tax Consequences of the Issuance and Exercise of Stock Options.

The following is a summary of the U.S. federal income tax consequences of the 2008 Employee Option Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rulings of the Internal Revenue Service. Participants may also be subject to state and local taxes in connection with the grant or exercise of stock options under the Plan. Participants should consult with their individual tax advisers to determine the tax consequences associated with awards granted under the Plan. This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the United States.

Non-Qualified Stock Options.   A Participant will not recognize any income at the time the Participant is granted a non-qualified stock option. On the date the Participant exercises the non-qualified stock option, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The Participant will be responsible for remitting to us the withholding tax obligation that arises at the time the option is exercised. We generally will receive a tax deduction for the same amount of ordinary income recognized by the Participant. When the Participant sells these shares, any gain or loss recognized by the Participant is treated as either short-term or long-term capital gain or loss depending on whether the Participant has held the shares more than one year.

Incentive Stock Options.  A Participant will not recognize any income at the time the Participant is granted an incentive stock option.  If the Participant is issued shares pursuant to the exercise of an incentive stock option, and if the Participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the Participant will not recognize any income, for regular federal income tax purposes, at the time of the exercise.  In such case, however, the excess of the fair market value of the stock on the date of exercise over the exercise price must be included in the Participant’s alternative minimum taxable income and could subject this spread to alternative minimum tax in whole or in part.  When the Participant sells the shares issued pursuant to the incentive stock option more than one year after exercise and two years after grant, the Participant will recognize a long-term capital gain on any amount recognized by the Participant in excess of the exercise price, and any loss sustained by the Participant will be a long-term capital loss.  No deduction will be allowed to us for federal income tax purposes.  If, however, the Participant sells the shares before the expiration of the two aforementioned holding periods, the Participant will recognize ordinary income on the difference between the exercise price and the lesser of (i) the sales price, and (ii) the fair market value at exercise, and we generally will receive a tax deduction in the same amount.

In order to qualify as an incentive stock option, the option must be exercised within three months after the Participant’s termination of employment for any reason other than death or disability and within one year after termination of the Participant’s employment due to death or disability.  If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Market Information. The closing market price of our Common Stock on the Nasdaq Stock Market on March 14, 2008 was $5.90.

Registration of Common Stock Underlying the 2008 Employee Option Plan.

The 300,000 shares of Common Stock that have been reserved for the 2008 Employee Option Plan have not been registered under the Securities Act of 1933. However, we contemplate registering such shares at approximately the time the first grants of options are made under the Plan.

The Company’s Board of Directors recommends a vote “FOR” approval of the Sterling Banks, Inc. 2008 Employee Stock Option Plan.

PROPOSAL III – APPROVAL OF STERLING BANKS, INC.
2008 DIRECTOR STOCK OPTION PLAN

Our Board of Directors approved the adoption of a new stock option plan, entitled the “Sterling Banks, Inc. 2008 Director Stock Option Plan” (the “2008 Director Option Plan”) on March 25, 2008.  A copy of the 2008 Director Option Plan is attached to this proxy statement as Appendix B. The 2008 Director Option Plan will become effective only upon approval of our shareholders pursuant to this proposal for the Annual Meeting.

Our 1998 Director Stock Option Plan expired in 2003.  Thus, we have been unable to grant new stock options to non-employee directors since that time.  Our Board believes that a new director option plan is warranted.  Our Board believes that the proposed 2008 Director Option Plan will be helpful to the Company in providing appropriate incentives to non-employee directors of the Company.  In addition, the Board of Directors believes that granting options to plan participants can not only motivate the performance of participants, but also help us retain qualified directors. In that way, we expect the granting of stock options will better align the interests of plan participants with the interests of our shareholders.

Summary of the 2008 Director Option Plan.

The following is a summary of the principal terms and conditions of the 2008 Director Option Plan. However, shareholders should read the entire Plan, which is attached as Appendix B. Capitalized terms used herein are defined in Section 1 of the Plan, or throughout, the 2008 Director Option Plan.

Types of Awards Under the Plan. The 2008 Stock Option Plan provides for the granting of Non-Qualified Stock Options (the “Options”).

Administration. The 2008 Director Option Plan is to be administered by the Compensation Committee.  Among other things, the 2008 Director Option Plan authorizes the Compensation Committee to:

•
construe and interpret the terms and conditions of the Plan and any Option issued under the Plan (and any Option Agreement relating thereto) in its sole discretion and to otherwise supervise the administration of the Plan;

•	promulgate, amend and rescind rules relating to the implementation of the Plan;

•
make all determinations necessary or advisable for the administration of the Plan, including the selection of Non-Employee Directors who shall be granted Options, the number of shares of Common Stock to be subject to each Option, the Option price or the vesting or duration of Options;

•	accelerate at any time the exercisability or vesting of all or any portion of any Option;

•
determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Option, which terms and conditions may differ among individual Options and Participants, and to approve the form of written instruments evidencing the Options;

•	subject to the provisions of Sections 8 of the Plan, extend at any time the period in which Stock Options may be exercised;

•	determine whether Options will be granted alone or in combination or in tandem with other Options;

•
determine whether cash will be paid or Options will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Company, a Subsidiary or an acquired business unit; and

•	approve in advance each particular Option to be granted hereunder in a manner which will cause the Option to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

Eligible Participants. Participants under the Plan will be Non-Employee Directors of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.  Any Non-Employee Director is eligible to become a Participant in the Plan; provided that no Director while a member of the Committee shall receive any Options under any stock plan of the Company unless such Options are granted equally to all Non-Employee Directors under the Plan.

Shares Available for Awards. The Board of Directors has authorized the issuance of 100,000 shares of Common Stock to underlie the granting of Options under the Plan. The 2008 Director Option Plan grants the Compensation Committee the discretion to make certain appropriate or proportionate adjustments in the event that the number of outstanding shares of the Company’s Stock increases or decreases because of a reorganization, recapitalization, stock dividend, stock split, reverse stock split or the like, or if, because of a merger, consolidation or sale of all or substantially all of the Company’s assets, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity. The Compensation Committee in these events is authorized to adjust the number of options that are granted to any one Participant, the number and kind of shares or other securities subject to any outstanding Options and the price for each share subject to outstanding Options, without changing the aggregate exercise price. The 2008 Director Option Plan also provides that in the event of a Change of Control, as defined in the Plan, the Board of Directors or the Compensation Committee may accelerate vesting and the time at which all options outstanding may be exercised in full for a limited time (after which time the options and Awards would terminate), or for the remaining term. Also, in the event of a Change of Control, the Board of Directors may require all of the Plan Participants to deliver and transfer their options to the Company in exchange for a payment in cash of an amount equal to the “cash value” of such Option, as defined in the Plan.

Term of the Plan. The Plan will become effective upon approval of the Plan by the Company’s shareholders at the next annual meeting of shareholders and shall continue in effect until the 10th anniversary thereof.

Grant.  On the third business day following each annual meeting of shareholders of the Company after the effective date of the Plan, each eligible Non-Employee Director of the Company shall receive an Option to purchase shares of Common Stock of the Company in an amount to be determined by the Committee.

Exercise of Options.  Non-Qualified Stock Options shall be granted and have a term of not more than ten years from the date of grant. The exercise price must be not less than 100% of the Fair Market Value of the underlying Common Stock on the date of grant. Non-Qualified Stock Options can be exercised by the Participant paying to the Company the full exercise price in cash, or through any other means set forth in the Plan or in the Participant’s Option Agreement that are consistent with applicable laws, regulations or rules and approved by the Compensation Committee.

Exercise of Stock Options Upon Termination of Employment or Services. The 2008 Director Option Plan provides for certain deadlines before which stock options granted under the Plan must be exercised by the Participant upon cessation of a service relationship. Generally, the exercise periods are as follows:

•	If on account of death, Disability or retirement (as defined from time to time by Company policy), at any time until the expiration date of the Option to exercise the Option; and
•	If for any other reason except death, Disability or retirement, within six (6) months.

Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Option granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Option, unless and until such amendment shall have been approved by the Company’s shareholders if required by Section 162(m) (including the vote required under Section 162(m)); and (ii) if, and for so long as, the Company’s securities are traded on Nasdaq, no amendment that would require shareholder approval under the rules of Nasdaq may be made effective unless and until such amendment shall have been approved by the Company’s shareholders. Unless otherwise specified in the amendment, any amendment to the Plan shall apply to, and be binding on the holders of, all Options outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.

Proposed Grants Under the 2008 Director Option Plan. The Compensation Committee has made no determinations concerning who should receive any grants of options under the Plan, or the amounts of such grants, if the Plan is approved by the shareholders at the Annual Meeting.

Summary of Federal Income Tax Consequences of the Issuance and Exercise of Stock Options.

The following is a summary of the U.S. federal income tax consequences of the 2008 Director Option Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rulings of the Internal Revenue Service. Participants may also be subject to state and local taxes in connection with the grant or exercise of stock options under the Plan. Participants should consult with their individual tax advisers to determine the tax consequences associated with stock options granted under the Plan. This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the United States.

Non-Qualified Stock Options. A Participant will not recognize any income at the time the Participant is granted a non-qualified stock option. On the date the Participant exercises the non-qualified stock option, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The Participant will be responsible for remitting to us the withholding tax obligation, if any, that arises at the time the option is exercised. We generally will receive a tax deduction for the same amount of ordinary income recognized by the Participant. When the Participant sells these shares, any gain or loss recognized by the Participant is treated as either short-term or long-term capital gain or loss depending on whether the Participant has held the shares more than one year.

Market Information. The closing market price of our Common Stock on the Nasdaq Stock Market on March 14, 2008 was $5.90.

Registration of Common Stock Underlying the 2008 Director Option Plan.

The 100,000 shares of Common Stock that have been reserved for the 2008 Director Option Plan have not been registered under the Securities Act of 1933. However, we contemplate registering such shares at approximately the time the first grants of options are made under the Plan.

The Company’s Board of Directors recommends a vote “FOR” approval of the Sterling Banks, Inc. 2008 Director Stock Option Plan.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2007, with management and with representatives of McGladrey & Pullen, LLP, the Bank’s independent auditor.

Management has the primary responsibility for the Company’s consolidated financial statements and the Company’s accounting, auditing and financial reporting processes.  The Audit Committee is not providing any expert or special assurance as to the Company’s consolidated financial statements.  The Company’s independent auditor is responsible for expressing an opinion on the conformity of the Company’s consolidated financial statements with accounting principles generally accepted in the United States.  The Audit Committee is not providing any professional certification as to the independent auditor’s work product.

The Audit Committee discussed with representatives of McGladrey & Pullen, LLP all matters required to be discussed under Statement on Auditing Standards No. 61, “Communications with Audit Committees.”  The Audit Committee has received and reviewed the written disclosures and letter from McGladrey & Pullen, LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed the independence of McGladrey & Pullen, LLP with representatives of the firm.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2007, be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

Sincerely,

Audit Committee:
Jeffrey P. Taylor (Chair)
A. Theodore Eckenhoff
James L. Kaltenbach, M.D.
John J. Maley, Jr., CPA
Ronald P. Sandmeyer, Sr.
James W. Yoh, Ph.D.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than ten percent of the Common Stock (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Company.  The Company is not aware of any person who presently is the beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock.  Based solely upon a review of the copies of such forms received by the Company or written representations from Reporting Persons, the Company believes that, with respect to fiscal 2007, all Reporting Persons complied with all applicable filing requirements under Section 16(a), except for Mr. Horner and Mr. Maley, who each had one late filing with respect to a single reportable transaction.

INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected the firm of McGladrey & Pullen, LLP, independent accountants as auditors of the Company to examine and report to shareholders on the consolidated financial statements of the Company for the fiscal year ending on December 31, 2007.  McGladrey & Pullen, LLP (or its predecessor entity), has been the Company’s and the Bank’s independent accountants since the fiscal year ended December 31, 1993.  A representative of McGladrey & Pullen, LLP will be present at the Annual Meeting and will be given an opportunity to make a statement.  The representative will also be available to respond to appropriate questions from shareholders.  The Audit Committee of the Board of Directors has determined that the provision of the services set forth under “Audit Fees” below, is compatible with maintaining the independence of McGladrey & Pullen, LLP with respect to the Bank for the fiscal year ended December 31, 2007.

Audit Fees

The following table presents fees for professional services rendered by McGladrey & Pullen, LLP for the audit of the Company’s annual consolidated financial statements for the fiscal years ended December 31, 2007 and 2006 and fees billed for other services rendered by McGladrey & Pullen, LLP and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP) for fiscal years 2007 and 2006:

	2007	2006
Audit fees (a)	$110,000	$95,000
Audit-related fees (b)	38,000	84,000
Tax fees (c)	17,000	12,000
All other fees (d)	38,000	12,000
_________________________________

(a)	Fees for 2007 and 2006 consist of fees for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports.

(b)
Fees for 2007 consist of fees for audit of the Company’s 401k Plan, review of Form S-8, and consultation regarding the Company’s proposed acquisition of Farnsworth Bancorp, Inc.  Fees for 2006 include review of the Bank’s Form S-4 filed with the SEC, audit of the Bank’s 401k Plan and consultation regarding the Company’s proposed acquisition of Farnsworth Bancorp, Inc.

(c)	Tax service fees for compliance work, as well as tax planning and tax advice.

(d)	All other fees consist of compliance work performed.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent auditor.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent auditor.  Such policies and procedures provide that management and the independent auditor shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the Annual Plan for each fiscal year.  In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the Annual Plan on a case-by-case basis.  Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service.  The policies and procedures require management and the independent auditor to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy materials for the Annual Meeting of shareholders for the fiscal year ending December 31, 2008 (the “2009 Annual Meeting”), all shareholder proposals must be received by the Company and must be submitted in accordance with Rule 14a-8 of the Exchange Act on or before December 31, 2008.  In order to receive consideration, shareholder proposals for the 2009 Annual Meeting which are not being submitted for inclusion in the Company’s proxy statement must be submitted to the Secretary of the Company so that it is received by the Company within a reasonable time before the 2009 Annual Meeting.  All shareholder proposals should be sent to R. Scott Horner, Secretary, Sterling Banks, Inc., 3100 Route 38, Mount Laurel, New Jersey 08054.

ADDITIONAL INFORMATION

The Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2007 accompanies this Proxy Statement.  A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission, including exhibits thereto may be obtained without charge, by any shareholder of the Company upon written request addressed to R. Scott Horner, Secretary, Sterling Banks, Inc., 3100 Route 38, Mount Laurel, New Jersey 08054.  The Annual Report on Form 10-KSB, including exhibits, may be inspected or copied at prescribed rates at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the public reference facilities by calling the SEC at 1-800-SEC-0330. A copy of the information filed with the SEC may be also obtained through the SEC’s Internet web site located at http://www.sec.gov.

OTHER BUSINESS

The Board of Directors is not aware of any other matters to come before the Annual Meeting.  However, if any other matters should properly come before the Annual Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

APPENDIX A

STERLING BANKS, INC.

2008 EMPLOYEE STOCK OPTION PLAN

1. Purpose. The purpose of this 2008 Employee Stock Option Plan (the “Plan”) of Sterling Banks, Inc., a New Jersey corporation (the “Company”), is to advance the interests of the Company and the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s shareholders.  Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).

2. Definitions.

(a) “Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in Section 424(e) of the Code), (iii) any “subsidiary corporation” of any such parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.

(b) “Option Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Option granted under the Plan. Each Option Agreement is subject to the terms and conditions of the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change of Control” shall be deemed to have occurred upon any of the following events:

(i) any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate, (iv) a company owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

(ii) the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

(iii) the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquirer, or parent of the acquirer, of such assets;

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(v) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

(f) “Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, which is authorized to administer the Plan under Section 3 hereof, and shall be composed of only Non-Employee Directors.  The members of the Committee shall also meet the “independence” requirements of the Nasdaq Stock Market, Inc. or such other “independence” definition applicable to the Company’s reports to the Securities and Exchange Commission.  The number of persons who shall serve on the Committee shall be specified from time to time by the Board; however, in no event shall there be fewer than two members of the Committee.  The Committee will be composed in a manner such that the Plan will qualify under Rule 16b-3 with regard to Options to persons who are subject to Section 16 of the Exchange Act and will be comprised only of outside directors as defined in Treasury Regulation Section 1.162-27(e)(3).  If at any time the Committee has fewer than two members or the Committee otherwise ceases to exist, then the Plan shall be administered by the Board, and all references herein to the Committee shall refer to the Board.

(g) “Common Stock” means Common Stock of the Company, $2.00 par value per share,

(h) “Company” means Sterling Banks, Inc.

(i) “Covered Employee”  means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code,

(j) “Director” means a member of the Board.

(k) “Disability” means an inability to perform the Employee’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent or as specified in such Employee’s employment agreement, if applicable, and that also meets the definition in Code Section 22(e)(3).  A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee (or his guardian) and the Company do not agree on a physician, the Employee and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties.  Notwithstanding the above, eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s disability.

(l) “Effective Date” means the date that the Plan is approved by the shareholders of the Company.

(m) “Employee” means any employee of the Company or a Subsidiary, including any Subsidiary that becomes such after the Effective Date.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(o) “Fair Market Value” means, on any date, the average of the high and low sales prices of the Common Stock on the principal national securities exchange, which includes the Nasdaq Stock Market, Inc., or other market on which such Common Stock is listed or admitted to trading or if not traded on that date, then on the date last traded; or if such Common Stock is not so listed or admitted to trading, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on any other system of Nasdaq or such other market in which such prices are regularly quoted; or if there have been no published bid or asked quotations, the Committee shall, in good faith and in accordance with Section 422 of the Code, establish the method for determining the Fair Market Value of the Common Stock.

(p) “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

(q) “Non-Employee Director” means a member of the Board who is not, and who has not been during the last three fiscal years been, an employee or executive officer of the Company or any Subsidiary.

(r) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option or that is designated as a Non-Qualified Stock Option.

(s) “Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Sections 7 and 8.

(t) “Participant” means any individual to whom an Option is granted under the Plan.

(u) “Plan” means this Plan, which shall be known as the “Sterling Banks, Inc. 2008 Employee Stock Option Plan.”

(v) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended, or any successor rule.

(w) “Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

(x) “Stock” means the Common Stock, $2.00 par value per share, of the Company, subject to adjustments pursuant to Section 5.

(y) “Subsidiary” means any corporation or other entity (other than the Company) in (i) which the Company has at least a 50 percent interest, either directly or indirectly or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body.

3. Administration.

(a) The Plan shall be administered by the Committee. The Committee shall have the authority to:

(i) construe and interpret the terms and conditions of the Plan and any Option issued under the Plan (and any Option Agreement relating thereto) in its sole discretion and to otherwise supervise the administration of the Plan;

(ii) promulgate, amend and rescind rules relating to the implementation of the Plan;

(iii) make all determinations necessary or advisable for the administration of the Plan, including the selection of Employees who shall be granted Options, the number of shares of Common Stock to be subject to each Option, the Option price, the vesting or duration of Options, and the designation of Options as Incentive Stock Options or Non-Qualified Stock Options;

(iv) accelerate at any time the exercisability or vesting of all or any portion of any Option; provided, however, subject to Section 9, the Committee shall not have any discretion to accelerate or waive any term or condition of an Option if such discretion would cause the Option to have adverse tax consequences to the Participant under Section 409A of the Code;

(v) determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Option, which terms and conditions may differ among individual Options and Participants, and to approve the form of written instruments evidencing the Options;

(vi) subject to the provisions of Sections 7(b)(i) and 8(a), extend at any time the period in which Stock Options may be exercised;

(vii) determine whether Options will be granted alone or in combination or in tandem with other Options; and

(viii) determine whether cash will be paid or Options will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Company, a Subsidiary or an acquired business unit; and

(ix) approve in advance each particular Option to be granted hereunder in a manner which will cause the Option to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

(b) Subject to the requirements of applicable law, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Option, or any Option

Agreement; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate; except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Options to, persons subject to the reporting or other provisions of Section 16 of the Exchange Act, or a Covered Employee. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.

(c) The Committee may at any time, and from time to time amend or cancel any outstanding Option, but only with the consent of the person to whom the Option was granted.

4. Eligibility.  Participants under the Plan will be Employees of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.  Any Employee is eligible to become a Participant in the Plan. An Employee may receive Non-Qualified Stock Options or Incentive Stock Options. Incentive Stock Options may only be granted to Employees of the Company or any Parent Corporation or Subsidiary Corporation as defined in Sections 424(e) or (f) of the Code, as applicable, while each such entity is a “corporation” described in Section 7701(a)(3) of the Code and Treasury Regulation Section 1.421-l(i)(l). No Incentive Stock Option shall be granted to a person in his capacity as a Employee of a Subsidiary if the Company has less than a 50% ownership interest in such Subsidiary.

5. Shares Available.  Subject to Section 5(a) and 5(b) of the Plan, the maximum aggregate number of shares of Common Stock available for Option grants shall be 300,000. Shares of Common Stock subject to an unexercised and expired or terminated Option shall be available for an Option subsequently granted in accordance with the Plan.

(a) Changes in Stock. Subject to Section 5(b) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the number of Stock Options that can be granted to any one individual Participant, (ii) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Options and the exercise price and the terms of outstanding Options to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(b) Change in Control.  Unless otherwise provided in the Option or a written agreement with an Employee, in the event of a Change in Control:

(i) the Board or the Committee may accelerate vesting and the time at which all Options then outstanding may be exercised so that those types of Options may be exercised in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, or the Board or Committee may accelerate vesting and the time at which Options may be exercised so that those types of Options may be exercised in full for their then remaining term.

Notwithstanding the above provisions of this Section 5(b), the Board or the Committee shall not be required to take any action described in the preceding provisions of this Section 5(b), and any decision made by the Board or the Committee, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 5(b) shall be final, binding and conclusive with respect to the Company and all other interested persons.

(ii) Right of Cash-Out. If approved by the Board prior to or within thirty (30) days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require all, but not less than all, Participants to transfer and deliver to the Company all Options previously granted to the Participants in exchange for an amount equal to the “cash value” (defined below) of the Options.  Such right shall be exercised by written notice to all Participants. For purposes of this Section 5(b)(ii), the “cash value” of an Option shall equal the sum of (i) the cash value of all benefits to which the Participant would be entitled upon settlement or exercise of any Option which is not an Option and (ii) in the case of any Option that is an Option, the excess of the “market value” (defined below) per share over the option price, multiplied by the number of shares subject to such Option. For purposes of the preceding sentence, “market value” per share shall mean the higher of (x) the average of the Fair Market Value per share of Common Stock on each of the five trading days immediately following the date a Change in Control is deemed to have occurred or (y) the highest price, if any, offered in connection with the Change in Control. The amount payable to each Participant by the Company pursuant to this Section 5(b)(ii) shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

(c) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board or the Committee may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an Affiliate thereof.  Substitute Options may be granted on such terms as the Board or the Committee deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the Plan.  Substitute Options shall not count against the overall share limit set forth in Section 5, except as may be required by reason of Section 422 and related provisions of the Code.

6. Term.  The Plan will become effective upon approval of the Plan by the Company’s shareholders at the next annual meeting of shareholders and shall continue in effect until the 10th anniversary thereof.

7. Non-Qualified Stock Options.

(a) Exercise Price.  The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Stock Option granted under the Plan shall not be less than one hundred percent (100%) of the Fair Market Value per share on the date of grant of such Non-Qualified Stock Option.

(b) Terms and Conditions of Non-Qualified Stock Options.

(i) Non-Qualified Stock Options shall be in such form as the Committee may from time to time approve, and may contain such additional terms and conditions, not inconsistent with the Plan as the Committee shall deem desirable.  The term of each Non-Qualified Stock Option shall be fixed by the Committee. However, no Non-Qualified Stock Option shall be exercisable more than ten years after the Stock Option is granted.  Non-Qualified Stock Options may be exercised by a Participant in whole or in part only while such Participant is employed by the Company except as otherwise provided in Section 9.

(ii) Manner of Exercise. In order to exercise a Non-Qualified Stock Option, the person or persons entitled to exercise such Non-Qualified Stock Option shall deliver to the Company payment in full for (i) the shares being purchased and (ii) unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the exercise price for each Non-Qualified Stock Option shall either be (x) in cash or by certified check payable and acceptable to the Company, (y) with the consent of the Committee, which consent may be granted or withheld in the Committee’s sole discretion, and upon compliance with such instructions as the Committee, by delivery of Common Stock having a fair market value equal to the exercise price, or (z) by any other means set forth in the Participant’s Option Agreement that is consistent with applicable laws, regulations or rules.

(iii) Proceeds. The proceeds received from the sale of shares of Common Stock pursuant to the exercise of Non-Qualified Stock Options exercised under the Plan will be used for general corporate purposes.

(iv) Non-Qualified Stock Options not Transferable. Except as provided below, no Non-Qualified Stock Option granted hereunder shall be transferable other than by will or by the laws of descent and distribution.  Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Non-Qualified Stock Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee and shall, at the sole discretion of the Committee, result in forfeiture of the Non-Qualified Stock Option with respect to the shares involved in such attempt.

With respect to a specific Non-Qualified Stock Option, in accordance with rules and procedures established by the Committee from time to time, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Non-Qualified Stock Option to one or more immediate family members or related family trusts or partnerships or similar entities as determined by the Committee. Any Non-Qualified Stock Option that is transferred in accordance with the provisions of this Section 7(b)(iv) may only be exercised by the person or persons who acquire a proprietary interest in the Non-Qualified Stock Options pursuant to the transfer.

(v) Adjustment of Non-Qualified Stock Options. In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, Change of Control, or the like, the Board or the Committee shall make appropriate and equitable adjustments to all Non-Qualified Stock Options then outstanding as provided in Sections 5(a) and 5(b).

(c) Option Repricing.  Only with concurrent shareholder approval, the Committee, in its absolute discretion, may grant to holders of outstanding Non-Qualified Stock Options, in exchange for the surrender and cancellation of such Non-Qualified Stock Options, new Non-Qualified Stock Options

having exercise prices lower (or higher with any required consent) than the exercise price provided in the Non-Qualified Stock Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

8. Incentive Stock Options.  The terms specified in this Section 8 shall be applicable to all Incentive Stock Options. Options which are specifically designated as Non-Qualified Stock Options shall not be subject to the terms of this Section 8.  If not so designated, any Option granted shall be deemed an Incentive Stock Option to the maximum extent possible.

(a) Term.  The term of each Incentive Stock Option shall be fixed by the Committee. However, no Incentive Stock Option shall be exercisable more than ten years after the Stock Option is granted.  Incentive Stock Options must be issued under the Plan within ten years from the Effective Date of the Plan.  Incentive Stock Options may be exercised by a Participant in whole or in part only while such Participant is employed by the Company except as otherwise provided in Section 9.

(b) Exercise Price.  The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

(i) Manner of Exercise. Incentive Stock Options may be exercised by the Participant by payment of the aggregate exercise price to the Company, plus applicable tax withholding, in cash, or through the exercise procedures as provided for Non-Qualified Stock Options in Section 7(b)(ii).

(c) Incentive Stock Options Not Transferable.  No Incentive Stock Option granted hereunder (i) shall be transferable other than by will or by the laws of descent and distribution and (ii) except as permitted in regulations or other guidance issued under Section 422 of the Code, shall be exercisable during the Participant’s lifetime by any person other than the Participant (or his or her guardian).

(d) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Parent and Subsidiary Corporations become exercisable for the first time by any Participant during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.  Subject to the adjustment under Section 5(a), no Participant shall be granted Options covering more than 50,000 shares during any calendar year.

(e)  Compliance with Code Section 422. All Options that are designated as Incentive Stock Options in the Option Agreement shall be issued in compliance with Code Section 422.

9. Exercise of Stock Options upon Termination of Employment or Services.  Options granted to Participants shall be exercisable upon the Participant’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries within the following periods only.  Subject to Section 13, stock options granted to Participants may permit the exercise of options upon the Participant’s termination of employment (or cessation of service relationship) within the following periods, or such shorter periods as determined by the Committee at the time of grant, or as specified in the Employee’s employment agreement, if applicable; provided, that no Option shall be exercisable after the expiration of its term:

(a) If on account of death or Disability, within twelve (12) months of such event by the person or persons to whom the Participant’s rights pass by will or the laws of descent or distribution or by the Participant, including any installments under Sections 7(b)(i) and 8(a) for which Participant’s right to exercise had not yet accrued, but would accrue prior to exercise.

(b) If on account of retirement (as defined from time to time by Company policy or in the Participant’s employment agreement, if applicable), resignation or for any other reason except death or Disability, Stock Options may be exercised within three (3) months of such termination, only with respect to those installments under Sections 7(b)(i) and 8(a) for which Participant’s right to exercise had accrued as of termination.

10. Designation of Beneficiary. Each Participant to whom an Option has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Option or receive any payment under any Option payable on or after the Participant’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate.

11. Tax Withholding.

(a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Option or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.

(b) Payment in Stock. Subject to approval by the Committee, a Participant may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Option a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

(c) Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Option granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Option, unless and until such amendment shall have been approved by the Company’s shareholders if required by Section 162(m) (including the vote required under Section 162(m)); and (ii) if, and for so long as, the Company’s securities are traded on Nasdaq, no amendment that would require shareholder approval under the rules of Nasdaq may be made effective unless and until such amendment shall have been approved by the Company’s shareholders. In addition, if at any time the approval of the Company’s shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such shareholder approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 14 shall apply to, and be binding on the holders of, all Options outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan. No Option shall be made that is conditioned upon shareholder approval of any amendment to the Plan.

12. General Provisions.

(a) Shares of Stock shall not be issued pursuant to the exercise of any Option granted hereunder unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) The Committee may require each person acquiring shares of Stock pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the Stock without a view to distribution thereof. The certificates for such Stock may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

(c) All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(d) No provision in the Plan or any Option or Option Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Subsidiary or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payment to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Option Agreement, no Option granted under the Plan shall be affected by any change of duties or positions of the Participant, so long as such Participant continues to be an Employee of the Company or Subsidiary. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amount in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

(e) The adoption of the Plan shall not be deemed to give any Employee the right to be selected as a Participant or to be granted an Option. There is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Options, and the terms and conditions of Options need not be the same with respect to each recipient.

(f) No Participant shall have any rights as a shareholder of the Corporation until he or she acquires an unconditional right under an Option to have shares of Stock issued to him or her.

(g) Option exercises and sales of Stock underlying options under the Plan, shall be subject to the Company’s insider trading policies and procedures as in effect from time to time.

(h) In the event of any inconsistency or conflict between the terms of the Plan and an Option, the terms of the Plan shall govern.

(i) If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Participant or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

(j) Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

13. Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Options to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Option Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

14. Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

15. Governing Law.  The Plan and all determinations made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the conflict of laws principles thereof.

APPENDIX B

STERLING BANKS, INC.
2008 DIRECTOR STOCK OPTION PLAN

1. Purpose. The purpose of this 2008 Director Stock Option Plan (the “Plan”) of Sterling Banks, Inc., a New Jersey corporation (the “Company”), is to encourage stock ownership by the directors of the Company to provide an incentive for the directors to contribute to the growth and prosperity of the Company, and to assist the Company in attracting and retaining directors through the grant of options to purchase shares of the Company’s common stock to all directors of the Company who are not employees of the Company.  Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).

2. Definitions.

(a) “Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in Section 424(e) of the Code), (iii) any “subsidiary corporation” of any such parent corporation (as defined in section 424(f) of the Code) of the Company and (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company.

(b) “Option Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Option granted under the Plan. Each Option Agreement is subject to the terms and conditions of the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change of Control” shall be deemed to have occurred upon any of the following events:

(i) any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate, (iv) a company owned, directly or indirectly, by shareholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

(ii) the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

(iii) the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquirer, or parent of the acquirer, of such assets;

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(v) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

(f) “Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, which is authorized to administer the Plan under Section 3 hereof, and shall be composed of only Non-Employee Directors.  The members of the Committee shall also meet the “independence” requirements of the Nasdaq Stock Market, Inc. or such other “independence” definition applicable to the Company’s reports to the Securities and Exchange Commission.  The number of persons who shall serve on the Committee shall be specified from time to time by the Board; however, in no event shall there be fewer than two members of the Committee.  The Committee will be composed in a manner such that the Plan will qualify under Rule 16b-3 with regard to Options to persons who are subject to Section 16 of the Exchange Act and will be comprised only of outside directors as defined in Treasury Regulation Section 1.162-27(e)(3).  If at any time the Committee has fewer than two members or the Committee otherwise ceases to exist, then the Plan shall be administered by the Board, and all references herein to the Committee shall refer to the Board.

(g) “Common Stock” means Common Stock of the Company, $2.00 par value per share,

(h) “Company” means Sterling Banks, Inc.

(i) “Director” means a member of the Board.

(j) “Disability” means an inability to perform the Non-Employee Director material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent.  A determination of Disability shall be made by a physician satisfactory to both the Participant (or his guardian) and the Company, provided that if the Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Non-Employee Director and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties.  Notwithstanding the above, eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s disability.

(k) “Effective Date” means the date that the Plan is approved by the shareholders of the Company.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(m) “Fair Market Value” means, on any date, the average of the high and low sales prices of the Common Stock on the principal national securities exchange, which includes the Nasdaq Stock Market, Inc., or other market on which such Common Stock is listed or admitted to trading or if not traded on that date, then on the date last traded; or if such Common Stock is not so listed or admitted to trading, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on any other system of Nasdaq or such other market in which such prices are regularly quoted; or if there have been no published bid or asked quotations, the Committee shall, in good faith and in accordance with Section 422 of the Code, establish the method for determining the Fair Market Value of the Common Stock.

(n) “Non-Employee Director” means a member of the Board who is not, and who has not been during the last three fiscal years been, an employee or executive officer of the Company or any Subsidiary.

(o) “Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 7.

(p) “Participant” means any individual to whom an Option is granted under the Plan.

(q) “Plan” means this Plan, which shall be known as the “Sterling Banks, Inc. 2008 Director Stock Option Plan.”

(r) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended, or any successor rule.

(s)  “Stock” means the Common Stock, $2.00 par value per share, of the Company, subject to adjustments pursuant to Section 5.

(t) “Subsidiary” means any corporation or other entity (other than the Company) in (i) which the Company has at least a 50 percent interest, either directly or indirectly or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body.

3. Administration.

(a) The Plan shall be administered by the Committee. The Committee shall have the authority to:

(i) construe and interpret the terms and conditions of the Plan and any Option issued under the Plan (and any Option Agreement relating thereto) in its sole discretion and to otherwise supervise the administration of the Plan;

(ii) promulgate, amend and rescind rules relating to the implementation of the Plan;

(iii) make all determinations necessary or advisable for the administration of the Plan, including the selection of Non-Employee Directors who shall be granted Options, the number of shares of Common Stock to be subject to each Option, the Option price or the vesting or duration of Options;

(iv) accelerate at any time the exercisability or vesting of all or any portion of any Option;

(v) determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Option, which terms and conditions may differ among individual Options and Participants, and to approve the form of written instruments evidencing the Options;

(vi) subject to the provisions of Section 8, extend at any time the period in which Stock Options may be exercised;

(vii) determine whether Options will be granted alone or in combination or in tandem with other Options; and

(viii) determine whether cash will be paid or Options will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Company, a Subsidiary or an acquired business unit; and

(ix) approve in advance each particular Option to be granted hereunder in a manner which will cause the Option to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

(b) Subject to the requirements of applicable law, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Option, or any Option Agreement; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate; except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Options to, persons subject to the reporting or other provisions of Section 16 of the Exchange Act. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.

(c) The Committee may at any time, and from time to time, amend or cancel any outstanding Option, but only with the consent of the person to whom the Option was granted.

4. Eligibility.  Participants under the Plan will be Non-Employee Directors of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.  Any Non-Employee Director is eligible to become a Participant in the Plan; provided that no Director while a member of the Committee shall receive any Options under any stock plan of the Company unless Options are granted equally to all Non-Employee Directors hereunder.

5. Shares Available.  Subject to Section 5(a) and 5(b) of the Plan, the maximum aggregate number of shares of Common Stock available for Option grants shall be 100,000. Shares of Common Stock subject to an unexercised and expired or terminated Option shall be available for an Option subsequently granted in accordance with the Plan.

(a) Changes in Stock. Subject to Section 5(b) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the number of Stock Options that can be granted to any one individual Participant, (ii) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Options and the exercise price and the terms of outstanding Options to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(b) Change in Control.  Unless otherwise provided in the Option or a written agreement with a Non-Employee Director, in the event of a Change in Control:

(i) the Board or the Committee may accelerate vesting and the time at which all Options then outstanding may be exercised so that those types of Options may be exercised in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate, or the Board or Committee may accelerate vesting and the time at which Options may be exercised so that those types of Options may be exercised in full for their then remaining term.

Notwithstanding the above provisions of this Section 5(b), the Board or the Committee shall not be required to take any action described in the preceding provisions of this Section 5(b), and any decision made by the Board or the Committee, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 5(b) shall be final, binding and conclusive with respect to the Company and all other interested persons.

(ii) Right of Cash-Out. If approved by the Board prior to or within thirty (30) days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require all, but not less than all, Participants to transfer and deliver to the Company all Options previously granted to the Participants in exchange for an amount equal to the “cash value” (defined below) of the Options.  Such right shall be exercised by written notice to all Participants. For purposes of this Section 5(b)(ii), the cash value of an Option shall equal the sum of (i) the cash value of all benefits to which the Participant would be entitled upon settlement or exercise of any Option which is not an Option and (ii) in the case of any Option that is an Option, the excess of the “market value” (defined below) per share over the option price, multiplied by the number of shares subject to such

Option. For purposes of the preceding sentence, “market value” per share shall mean the higher of (x) the average of the Fair Market Value per share of Common Stock on each of the five trading days immediately following the date a Change in Control is deemed to have occurred or (y) the highest price, if any, offered in connection with the Change in Control. The amount payable to each Participant by the Company pursuant to this Section 5(b)(ii) shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

(c) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board or the Committee may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an Affiliate thereof.  Substitute Options may be granted on such terms as the Board or the Committee deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the Plan.  Substitute Options shall not count against the overall share limit set forth in Section 5, except as may be required by reason of Section 422 and related provisions of the Code.

6. Term.  The Plan will become effective upon approval of the Plan by the Company’s shareholders at the next annual meeting of shareholders and shall continue in effect until the 10th anniversary thereof.

7. Grant; Exercise Price.

(a) On the third business day following each annual meeting of shareholders of the Company after the effective date of the Plan, each eligible Non-Employee Director of the Company shall receive an Option to purchase shares of Common Stock of the Company in an amount to be determined by the Committee.

(b) The exercise price to be paid for each share of Common Stock deliverable upon exercise of each Option granted under the Plan shall not be less than one hundred percent (100%) of the Fair Market Value per share on the date of grant of such Option.

8. Terms and Conditions of Options.  Options shall be in such form as the Committee may from time to time approve, and may contain such additional terms and conditions, not inconsistent with the Plan as the Committee shall deem desirable.  The term of each Option shall be fixed by the Committee. However, no Option shall be exercisable more than ten years after the Stock Option is granted, and no Option shall be exercisable for less than 100 shares.  Options may be exercised by a Participant in whole or in part, at any time.

9. Manner of Exercise. In order to exercise an Option, the person or persons entitled to exercise such Option shall deliver to the Company payment in full for (i) the shares being purchased and (ii) unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the exercise price for each Option shall either be (x) in cash or by certified check payable and acceptable to the Company, or (y) with the consent of the Committee, which consent may be granted or withheld in the Committee’s sole discretion, and upon compliance with such instructions as the Committee, by delivery of Common Stock having a fair market value equal to the exercise price, or (z) by any other means set forth in the Participant’s Option Agreement that is consistent with applicable laws, regulations or rules.

10. Proceeds. The proceeds received from the sale of shares of Common Stock pursuant to the exercise of Options exercised under the Plan will be used for general corporate purposes.

11. Options not Transferable. Except as provided below, no Option granted hereunder shall be transferable other than by will or by the laws of descent and distribution.  Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee and shall, at the sole discretion of the Committee, result in forfeiture of the Option with respect to the shares involved in such attempt.

With respect to a specific Option, in accordance with rules and procedures established by the Committee from time to time, the Participant (or his guardian) may transfer, for estate planning purposes, all or part of such Option to one or more immediate family members or related family trusts or partnerships or similar entities as determined by the Committee. Any Option that is transferred in accordance with the provisions of this Section 11 may only be exercised by the person or persons who acquire a proprietary interest in the Options pursuant to the transfer.

12. Adjustment of Options. In the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, Change of Control, or the like, the Board or the Committee shall make appropriate and equitable adjustments to all Options then outstanding as provided in Sections 5(a) and 5(b).

13. Option Repricing.  Only with concurrent shareholder approval, the Committee, in its absolute discretion, may grant to holders of outstanding Options, in exchange for the surrender and cancellation of such Options, new Options having exercise prices lower (or higher with any required consent) than the exercise price provided in the Options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

14. Exercise of Stock Options upon Termination of Services.  Subject to Section 19, stock options granted to Participants may permit the exercise of options upon the Participant’s cessation of a service relationship within the following periods, or such shorter periods as determined by the Committee at the time of grant:

(a) If on account of death, Disability or retirement (as defined from time to time by Company policy), at any time until the expiration date of the Option to exercise the Option with respect to all or any part of the number of shares which were purchasable by such Participant at the date of such termination.

(b) If for any other reason except death, Disability or retirement (as defined from time to time by Company policy, stock options may be exercised within six (6) months of such termination.  After such expiration of such six-month period, the Option shall terminate.

15. Designation of Beneficiary. Each Participant to whom an Option has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Option or receive any payment under any Option payable on or after the Participant’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant estate.

16. Tax Withholding.  The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities is necessary or desirable as a condition of, or in connection with, the exercise or the delivery or purchase of shares pursuant to the Option, then in any such events, the exercise shall not be effective unless such withholding shall have been paid by the Participant.

17. Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Option granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Option, unless and until such amendment shall have been approved by the Company’s shareholders if required by Section 162(m) (including the vote required under Section 162(m)); and (ii) if, and for so long as, the Company’s securities are traded on Nasdaq, no amendment that would require shareholder approval under the rules of Nasdaq may be made effective unless and until such amendment shall have been approved by the Company’s shareholders. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 17 shall apply to, and be binding on the holders of, all Options outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan. No Option shall be made that is conditioned upon shareholder approval of any amendment to the Plan.

18. General Provisions.

(a) Shares of Stock shall not be issued pursuant to the exercise of any Option granted hereunder unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) The Committee may require each person acquiring shares of Stock pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the Stock without a view to distribution thereof. The certificates for such Stock may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

(c) All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(d) No provision in the Plan or any Option or Option Agreement shall be construed to confer upon any individual the right to remain in the service of the Company or any Subsidiary or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payment to any individual at any time, or to terminate any relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Option Agreement, no Option granted under the Plan shall be affected by any change of duties or positions of the Participant, so long as such Participant continues to be a Director of the Company or Subsidiary. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amount in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

(e) The adoption of the Plan shall not be deemed to give any Non-Employee Director the right to be selected as a Participant or to be granted an Option. There is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Options, and the terms and conditions of Options need not be the same with respect to each recipient.

(f) No Participant shall have any rights as a shareholder of the Corporation until he or she acquires an unconditional right under an Option to have shares of Stock issued to him or her.

(g) Option exercises and sales of Stock underlying options under the Plan, shall be subject to the Company’s insider trading policies and procedures as in effect from time to time.

(h) In the event of any inconsistency or conflict between the terms of the Plan and an Option, the terms of the Plan shall govern.

(i) If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, Participant or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

(j) Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

19. Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Options to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Option Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

20. Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

21. Governing Law.  The Plan and all determinations made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the conflict of laws principles thereof.

REVOCABLE PROXY
STERLING BANKS, INC.
ANNUAL MEETING OF SHAREHOLDERS
APRIL 22, 2008

The undersigned, revoking all previous proxies, hereby appoints A. Theodore Eckenhoff and Jeffrey P. Taylor and each of them, individually, to act as attorneys in fact and proxies for the undersigned with full power of substitution, to vote as indicated below all shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Sterling Banks, Inc. to be held at 5:00 PM on April 22, 2008 (the "Meeting"), at the Company's principal office, 3100 Route 38, Mount Laurel, New Jersey, or at any postponement or adjournment thereof.

1. Election of Directors:

□ For all nominees listed below
□ Withhold authority to vote for all nominees listed below
□ Withholding authority to vote for nominee(s) whose name(s) is/are written on the line below:

Nominees:
01 - S. David Brandt Esq.	02 - Jeffrey Dubrow	03 - A. Theodore Eckenhoff

04 - Benjamin D. Goldman	05 - R. Scott Horner	06 - James L. Kaltenbach, M.D.

07 - Robert H. King	08 - G. Edward Koenig, Jr.	09 - John J. Maley, Jr., CPA

10 - Howard E. Needleman	11 - Luis G. Rogers	12 - Ronald P. Sandmeyer, Sr.

13 - Jeffrey P. Taylor	14 - James W. Yoh, Ph.D.

2.           Proposal for the approval of the Sterling Banks, Inc. 2008 Employee Stock Option Plan.

[ ] For	[ ] Against	[ ] Abstain

3.           Proposal for the approval of the Sterling Banks, Inc. 2008 Director Stock Option Plan.

[ ] For	[ ] Against	[ ] Abstain

This proxy is solicited on behalf of the Board of Directors of Sterling Banks, Inc. Unless otherwise directed, the shares will be voted “FOR” the election of all nominees for directors listed above, “FOR” the approval of the Sterling Banks, Inc. 2008 Employee Stock Option Plan, and “FOR” the approval of the Sterling Banks, Inc. 2008 Director Stock Option Plan. Such attorneys and proxies are authorized to vote in their discretion upon such other business which may property come before the Meeting or any postponement or adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement.

                                        Date: _____________

                                        __________________________
                                        Signature of Shareholder

                                        __________________________
                                        Signature of Co-Shareholder (if any)

Note: Please sign this proxy exactly as name(s) appear on your stock certificate. When signing as attorney in fact, executor, administrator, trustee, or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by a duly authorized officer and affix the corporate seal. Where stock issued in the name of two (2) or more persons all such persons should sign.

YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF THREE WAYS:

1.  VOTE BY INTERNET:

Log-on to www.votestock.com
Enter your control number printed below
Vote your proxy by checking the appropriate boxes
Click on "Accept Vote"

OR

2.  VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at

 1-866-626-4508 on a touch-tone telephone

OR

3.  VOTE BY MAIL: If you do not wish to vote over the Internet or by telephone, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:
___________________________________________

You may vote by Internet or telephone 24 hours a day, 7 days a week. Internet and telephone voting is available through
11:59 p.m., prevailing time, on April 21, 2008.
Your Internet or telephone vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.